UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2022

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission file number)	(I.R.S. Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Lockheed Martin Corporation (the "Company") held its Annual Meeting of Stockholders on April 21, 2022. Of the 266,534,099 shares outstanding and entitled to vote (as of the February 25, 2022 record date), 233,869,241 shares were represented at the meeting, or an 87.74% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Elected the following 13 individuals to the Board of Directors (the "Board") of the Company to serve as directors until the Annual Meeting of Stockholders in 2023 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Daniel F. Akerson	191,774,894	6,001,362	1,955,422	34,136,950
David B. Burritt	189,920,837	7,818,805	1,992,036	34,136,950
Bruce A. Carlson	191,358,332	6,475,460	1,897,886	34,136,950
John M. Donovan	194,543,116	3,205,675	1,982,896	34,136,950
Joseph F. Dunford, Jr.	192,684,083	5,135,570	1,912,034	34,136,950
James O. Ellis, Jr.	191,493,696	6,521,642	1,716,349	34,136,950
Thomas J. Falk	191,475,909	6,320,296	1,935,482	34,136,950
Ilene S. Gordon	191,375,607	6,649,001	1,707,079	34,136,950
Vicki A. Hollub	190,467,954	7,444,752	1,818,916	34,136,950
Jeh C. Johnson	191,820,329	6,163,463	1,747,895	34,136,950
Debra L. Reed-Klages	192,772,269	5,236,360	1,723,058	34,136,950
James D. Taiclet	190,965,193	7,242,281	1,524,213	34,136,950
Patricia E. Yarrington	193,664,493	4,224,622	1,842,572	34,136,950
Proposal 2 - Ratification of Appointment of Independent Auditors
Ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2022.

Votes For	Votes Against	Votes Abstain
225,840,352	6,974,355	1,054,314
Proposal 3 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2022 proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
183,647,712	13,314,579	2,769,780	34,136,950
Proposal 4 - Stockholder Proposal to Reduce Threshold for Calling Special Stockholder Meetings
Rejected a stockholder proposal requesting that the Board reduce the threshold for calling a special stockholder meeting.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
91,979,851	105,234,387	2,517,988	34,136,950
Proposal 5 - Stockholder Proposal to Issue a Human Rights Impact Assessment Report
Rejected a stockholder proposal requesting that the Board issue a human rights impact assessment report.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
39,585,466	156,389,942	3,756,810	34,136,950

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: April 21, 2022	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel